UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Isle of Capri Casinos, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M38017-P15603 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ISLE OF CAPRI CASINOS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 11, 2011. ISLE OF CAPRI CASINOS, INC. 600 EMERSON ROAD, SUITE 300 ST. LOUIS, MO 63141 Meeting Information Meeting Type: Annual Meeting For holders as of: August 17, 2011 Date: October 11, 2011 Time: 9:00 AM Location: Isle Of Capri Casinos 600 Emerson Road Suite 300 St. Louis, MO 63141 See the reverse side of this notice to obtain proxy materials and voting instructions.

M38018-P15603 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 27, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M38019-P15603 2. To ratify the Audit Committee's selection of Ernst & Young, LLP as our independent registered public accounting firm for the 2012 fiscal year. The Board of Directors recommends you vote for every 3 YEARS on the following proposal: 01) Richard A. Goldstein 02) Alan J. Glazer 03) Scott E. Schubert 1. To elect three Class I persons to the Board of Directors Nominees The Board of Directors recommends you vote FOR ALL of the listed nominees: The Board of Directors recommends you vote FOR the following proposals: 3. To approve, on a non-binding, advisory basis, our executive compensation. 4. For frequency, on a non-binding, advisory basis, of future non-binding advisory votes on our executive compensation. NOTE: The Proxies are authorized to vote in their discretion, upon all such matters as may properly come before the Annual Meeting or any postponement or adjournment thereof. Vote on Class I Directors of the Company

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